UBS		Cmoproj
Fixed Income Research	ALT0309A 30 year 5.8	12:09:14 pm December 12, 2003
cmoprol.614		Marina Tukhin mtukhin@sleddog
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
1A1	56,883,933.24	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	12/30/03	30 year	5.79	178.00	100.0PC	101:00

Senior Bond, 96.16 percent of deal

Price	PPC 10.00	PPC 50.00	PPC 100.00	PPC 150.00	PPC 200.00	PPC 250.00	PPC 300.00
100:16	5.417	5.373	5.310	5.238	5.158	5.070	4.976
100:17	5.412	5.367	5.301	5.226	5.143	5.053	4.955
100:18	5.407	5.360	5.292	5.215	5.129	5.035	4.934
100:19	5.401	5.353	5.283	5.203	5.114	5.017	4.913
100:20	5.396	5.346	5.274	5.191	5.100	5.000	4.892
100:21	5.391	5.340	5.265	5.180	5.085	4.982	4.871
100:22	5.386	5.333	5.256	5.168	5.071	4.965	4.850
100:23	5.381	5.326	5.247	5.157	5.057	4.947	4.830
100:24	5.375	5.319	5.238	5.145	5.042	4.930	4.809
100:25	5.370	5.312	5.229	5.133	5.028	4.912	4.788
100:26	5.365	5.306	5.220	5.122	5.013	4.894	4.767
100:27	5.360	5.299	5.211	5.110	4.999	4.877	4.746
100:28	5.354	5.292	5.202	5.099	4.984	4.859	4.725
100:29	5.349	5.285	5.193	5.087	4.970	4.842	4.704
100:30	5.344	5.279	5.184	5.076	4.956	4.824	4.684
100:31	5.339	5.272	5.175	5.064	4.941	4.807	4.663
101:00	5.334	5.265	5.166	5.053	4.927	4.789	4.642
Avg Life	7.833	5.786	4.144	3.107	2.421	1.946	1.606
Duration	5.925	4.571	3.431	2.672	2.145	1.764	1.481
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	10/18	10/18	10/18	10/18	10/18	10/18	8/10

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a  solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd

(C)

2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS		Cmoproj
Fixed Income Research	MALT0309A 30 year 5.8	12:09:14 pm December 12, 2003
cmoprol.614		Marina Tukhin mtukhin@sleddog
Page 2

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
1A1	56,883,933.24	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	12/30/03	30 year	5.79	178.00	100.OPPC	101:00

Senior Bond, 96.16 percent of deal

Price	PPC 10.00	PPC 50.00	PPC 100.00	PPC 150.00	PPC 200.00	PPC 250.00	PPC 300.00
101:01	5.328	5.258	5.157	5.041	4.913	4.772	4.621
101:02	5.323	5.252	5.148	5.029	4.898	4.755	4.600
101:03	5.318	5.245	5.139	5.018	4.884	4.737	4.580
101:04	5.313	5.238	5.130	5.006	4.870	4.720	4.559
101:05	5.308	5.232	5.121	4.995	4.855	4.702	4.538
101:06	5.302	5.225	5.112	4.983	4.841	4.685	4.517
101:07	5.297	5.218	5.103	4.972	4.827	4.668	4.497
101:08	5.292	5.211	5.094	4.961	4.812	4.650	4.476
101:09	5.287	5.205	5.085	4.949	4.798	4.633	4.455
101:10	5.282	5.198	5.076	4.938	4.784	4.615	4.435
101:11	5.277	5.191	5.067	4.926	4.769	4.598	4.414
101:12	5.271	5.185	5.058	4.915	4.755	4.581	4.393
101:13	5.266	5.178	5.049	4.903	4.741	4.563	4.373
101:14	5.261	5.171	5.041	4.892	4.727	4.546	4.352
101:15	5.256	5.165	5.032	4.880	4.712	4.529	4.331
Avg Life	7.833	5.786	4.144	3.107	2.421	1.946	1.606
Duration	5.925	4.571	3.431	2.672	2.145	1.764	1.481
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	10/18	10/18	10/18	10/18	10/18	10/18	8/10

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a  solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd

(C)

2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS		Cmoproj
Fixed Income Research	MALT0309B 30 year 6.5	12:10:03 pm December 12, 2003
cmoprol.614		Marina Tukhin mtukhin@sleddog
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A1	28,352,547.45	6.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	6.0000	12/30/03	30 year	6.63	358.24	100.OPPC	101:31

Senior Bond, 95.13 percent of deal

Price	PPC 10.00	PPC 50.00	PPC 100.00	PPC 150.00	PPC 200.00	PPC 250.00	PPC 300.00
101:15	5.877	5.768	5.609	5.430	5.233	5.021	4.810
101:16	5.874	5.763	5.601	5.419	5.219	5.003	4.789
101:17	5.871	5.758	5.594	5.409	5.205	4.986	4.768
101:18	5.868	5.753	5.586	5.398	5.191	4.969	4.748
101:19	5.864	5.748	5.578	5.388	5.177	4.951	4.727
101:20	5.861	5.743	5.571	5.377	5.164	4.934	4.706
101:21	5.858	5.738	5.563	5.367	5.150	4.917	4.685
101:22	5.855	5.733	5.555	5.356	5.136	4.899	4.665
101:23	5.851	5.728	5.548	5.345	5.122	4.882	4.644
101:24	5.848	5.723	5.540	5.335	5.109	4.865	4.623
101:25	5.845	5.718	5.532	5.324	5.095	4.848	4.602
101:26	5.842	5.713	5.525	5.314	5.081	4.830	4.582
101:27	5.838	5.708	5.517	5.303	5.067	4.813	4.561
101:28	5.835	5.703	5.510	5.293	5.053	4.796	4.540
101:29	5.832	5.698	5.502	5.282	5.040	4.779	4.520
101:30	5.829	5.693	5.494	5.272	5.026	4.762	4.499
101:31	5.825	5.688	5.487	5.261	5.012	4.744	4.479
Avg Life	16.415	9.024	5.203	3.471	2.526	1.953	1.599
Duration	9.427	6.097	4.020	2.906	2.224	1.775	1.480
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	11/33	11/33	11/33	11/33	10/33	12/10	12/08

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a  solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd

(C)

2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS		Cmoproj
Fixed Income Research	MALT0309B 30 year 6.5	12:10:03 pm December 12, 2003
cmoprol.614		Marina Tukhin mtukhin@sleddog
Page 2

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A1	28,352,547.45	6.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	6.0000	12/30/03	30 year	6.63	358.24	100.OPPC	101:31

Senior Bond, 95.13 percent of deal

Price	PPC 10.00	PPC 50.00	PPC 100.00	PPC 150.00	PPC 200.00	PPC 250.00	PPC 300.00
102:00	5.822	5.683	5.479	5.251	4.999	4.727	4.458
102:01	5.819	5.678	5.472	5.240	4.985	4.710	4.437
102:02	5.816	5.673	5.464	5.230	4.971	4.693	4.417
102:03	5.812	5.668	5.457	5.219	4.958	4.676	4.396
102:04	5.809	5.663	5.449	5.209	4.944	4.659	4.376
102:05	5.806	5.658	5.441	5.198	4.930	4.641	4.355
102:06	5.803	5.653	5.434	5.188	4.917	4.624	4.335
102:07	5.800	5.648	5.426	5.178	4.903	4.607	4.314
102:08	5.796	5.643	5.419	5.167	4.889	4.590	4.294
102:09	5.793	5.638	5.411	5.157	4.876	4.573	4.273
102:10	5.790	5.633	5.404	5.146	4.862	4.556	4.253
102:11	5.787	5.628	5.396	5.136	4.848	4.539	4.232
102:12	5.783	5.623	5.389	5.125	4.835	4.522	4.212
102:13	5.780	5.618	5.381	5.115	4.821	4.505	4.191
102:14	5.777	5.613	5.374	5.105	4.808	4.488	4.171
Avg Life	16.415	9.024	5.203	3.471	2.526	1.953	1.599
Duration	9.427	6.097	4.020	2.906	2.224	1.775	1.480
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	11/33	11/33	11/33	11/33	10/33	12/10	12/08

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a  solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd

(C)

2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS		Cmoproj
Fixed Income Research	MALT0309C 30 year 5.1	2:14:05 pm December 16, 2003
cmoprol.614		Marina Tukhin mtukhin@sleddog
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A1	60,326,000.00	4.75000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.7500	12/30/03	30 year	5.06	178.00	100.OPPC	98:27

Senior Bond, 97.09 percent of deal

Price	PPC 50.00	PPC 75.00	PPC 100.00	PPC 125.00	PPC 150.00	PPC 175.00	PPC 200.00	PPC 250.00
98:11	5.089	5.136	5.187	5.241	5.298	5.357	5.420	5.552
98:12	5.082	5.128	5.178	5.230	5.286	5.344	5.405	5.534
98:13	5.075	5.120	5.169	5.220	5.274	5.331	5.390	5.516
98:14	5.068	5.112	5.159	5.210	5.262	5.318	5.376	5.498
98:15	5.062	5.104	5.150	5.199	5.251	5.305	5.361	5.481
98:16	5.055	5.096	5.141	5.189	5.239	5.291	5.346	5.463
98:17	5.048	5.088	5.132	5.178	5.227	5.278	5.332	5.445
98:18	5.041	5.080	5.123	5.168	5.215	5.265	5.317	5.427
98:19	5.034	5.072	5.114	5.157	5.203	5.252	5.302	5.410
98:20	5.027	5.064	5.104	5.147	5.192	5.239	5.288	5.392
98:21	5.020	5.056	5.095	5.136	5.180	5.225	5.273	5.374
98:22	5.014	5.049	5.086	5.126	5.168	5.212	5.258	5.356
98:23	5.007	5.041	5.077	5.116	5.156	5.199	5.244	5.339
98:24	5.000	5.033	5.068	5.105	5.145	5.186	5.229	5.321
98:25	4.993	5.025	5.059	5.095	5.133	5.173	5.215	5.303
98:26	4.986	5.017	5.050	5.084	5.121	5.160	5.200	5.286
98:27	4.979	5.009	5.040	5.074	5.109	5.147	5.185	5.268
98:28	4.973	5.001	5.031	5.064	5.098	5.134	5.171	5.250
98:29	4.966	4.993	5.022	5.053	5.086	5.120	5.156	5.233
98:30	4.959	4.985	5.013	5.043	5.074	5.107	5.142	5.215
98:31	4.952	4.977	5.004	5.033	5.063	5.094	5.127	5.197
99:00	4.945	4.969	4.995	5.022	5.051	5.081	5.113	5.180
99:01	4.938	4.961	4.986	5.012	5.039	5.068	5.098	5.162
99:02	4.932	4.953	4.977	5.001	5.028	5.055	5.084	5.144
99:03	4.925	4.945	4.968	4.991	5.016	5.042	5.069	5.127
99:04	4.918	4.938	4.959	4.981	5.004	5.029	5.055	5.109
99:05	4.911	4.930	4.949	4.970	4.993	5.016	5.040	5.092
99:06	4.904	4.922	4.940	4.960	4.981	5.003	5.026	5.074
99:07	4.898	4.914	4.931	4.950	4.969	4.990	5.011	5.057
99:08	4.891	4.906	4.922	4.940	4.958	4.977	4.997	5.039
99:09	4.884	4.898	4.913	4.929	4.946	4.964	4.982	5.022
99:10	4.877	4.890	4.904	4.919	4.934	4.951	4.968	5.004
Avg Life	5.739	4.844	4.139	3.578	3.126	2.757	2.453	1.985
Duration	4.612	3.969	3.453	3.033	2.688	2.402	2.161	1.783
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	10/18	10/18	10/18	10/18	10/18	10/18	10/18	10/18

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a  solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd

(C)

2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS		Cmoproj
Fixed Income Research	MALT0309D 30 year 5.6	12:12:23 pm December 12, 2003
cmoprol.614		Marina Tukhin mtukhin@sleddog
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
4A1	111,902,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.68	358.00	100.OPPC	98:00

Senior Bond, 96.20 percent of deal

Price	PPC 10.00	PPC 50.00	PPC 100.00	PPC 150.00	PPC 200.00	PPC 250.00	PPC 300.00
97:16	5.534	5.661	5.847	6.053	6.276	6.518	6.768
97:17	5.530	5.656	5.839	6.042	6.262	6.500	6.746
97:18	5.527	5.651	5.831	6.031	6.247	6.482	6.725
97:19	5.524	5.646	5.823	6.020	6.233	6.464	6.703
97:20	5.520	5.640	5.815	6.009	6.219	6.446	6.681
97:21	5.517	5.635	5.807	5.998	6.204	6.428	6.660
97:22	5.514	5.630	5.799	5.987	6.190	6.411	6.638
97:23	5.510	5.625	5.791	5.976	6.176	6.393	6.617
97:24	5.507	5.620	5.783	5.965	6.161	6.375	6.595
97:25	5.504	5.614	5.775	5.953	6.147	6.357	6.574
97:26	5.500	5.609	5.767	5.942	6.133	6.339	6.552
97:27	5.497	5.604	5.759	5.932	6.119	6.321	6.530
97:28	5.494	5.599	5.751	5.921	6.104	6.303	6.509
97:29	5.490	5.594	5.743	5.910	6.090	6.286	6.487
97:30	5.487	5.588	5.735	5.899	6.076	6.268	6.466
97:31	5.484	5.583	5.728	5.888	6.062	6.250	6.444
98:00	5.480	5.578	5.720	5.877	6.047	6.232	6.423
Avg Life	15.967	8.914	5.222	3.529	2.598	2.017	1.642
Duration	9.578	6.109	4.004	2.898	2.230	1.785	1.480
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	10/33	10/33	10/33	10/33	10/33	6/32	11/09

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a  solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd

(C)

2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS		Cmoproj
Fixed Income Research	MALT0309D 30 year 5.6	12:12:23 pm December 12, 2003
cmoprol.614		Marina Tukhin mtukhin@sleddog
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
4A1	111,902,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.68	358.00	100.OPPC	98:00

Senior Bond, 96.20 percent of deal

Price	PPC 10.00	PPC 50.00	PPC 100.00	PPC 150.00	PPC 200.00	PPC 250.00	PPC 300.00
98:01	5.477	5.573	5.712	5.866	6.033	6.214	6.402
98:02	5.474	5.568	5.704	5.855	6.019	6.197	6.380
98:03	5.470	5.562	5.696	5.844	6.005	6.179	6.359
98:04	5.467	5.557	5.688	5.833	5.990	6.161	6.337
98:05	5.464	5.552	5.680	5.822	5.976	6.143	6.316
98:06	5.461	5.547	5.672	5.811	5.962	6.126	6.295
98:07	5.457	5.542	5.664	5.800	5.948	6.108	6.273
98:08	5.454	5.536	5.656	5.789	5.934	6.090	6.252
98:09	5.451	5.531	5.648	5.778	5.919	6.072	6.230
98:10	5.447	5.526	5.641	5.767	5.905	6.055	6.209
98:11	5.444	5.521	5.633	5.757	5.891	6.037	6.188
98:12	5.441	5.516	5.625	5.746	5.877	6.019	6.166
98:13	5.437	5.511	5.617	5.735	5.863	6.002	6.145
98:14	5.434	5.505	5.609	5.724	5.849	5.984	6.124
98:15	5.431	5.500	5.601	5.713	5.835	5.966	6.103
Avg Life	15.967	8.914	5.222	3.529	2.598	2.017	1.642
Duration	9.578	6.109	4.004	2.898	2.230	1.785	1.480
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	10/33	10/33	10/33	10/33	10/33	6/32	11/09

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a  solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd

(C)

2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS		Cmoproj
Fixed Income Research	MALT0309E 30 year 5.0	12:13:01 pm December 12, 2003
cmoprol.614		Marina Tukhin mtukhin@sleddog
Page 2

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A1	124,840,846.00	4.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.5000	12/30/03	30 year	5.11	178.00	100.0PPC	98:24

Price	PPC 10.00	PPC 50.00	PPC 100.00	PPC 150.00	PPC 200.00	PPC 250.00	PPC 300.00
98:08	4.782	4.856	4.964	5.087	5.223	5.372	5.533
98:09	4.777	4.849	4.955	5.075	5.208	5.354	5.511
98:10	4.772	4.842	4.945	5.063	5.194	5.336	5.489
98:11	4.767	4.836	4.936	5.051	5.179	5.318	5.468
98:12	4.761	4.829	4.927	5.039	5.164	5.300	5.446
98:13	4.756	4.822	4.918	5.027	5.149	5.282	5.425
98:14	4.751	4.815	4.909	5.016	5.134	5.264	5.403
98:15	4.746	4.808	4.900	5.004	5.119	5.246	5.381
98:16	4.741	4.801	4.890	4.992	5.104	5.228	5.360
98:17	4.735	4.795	4.881	4.980	5.090	5.210	5.338
98:18	4.730	4.788	4.872	4.968	5.075	5.192	5.317
98:19	4.725	4.781	4.863	4.956	5.060	5.173	5.295
98:20	4.720	4.774	4.854	4.945	5.045	5.155	5.274
98:21	4.715	4.767	4.845	4.933	5.031	5.137	5.252
98:22	4.709	4.761	4.835	4.921	5.016	5.119	5.231
98:23	4.704	4.754	4.826	4.909	5.001	5.101	5.209
98:24	4.699	4.747	4.817	4.897	4.986	5.084	5.188
98:25	4.694	4.740	4.808	4.886	4.972	5.066	5.167
98:26	4.689	4.733	4.799	4.874	4.957	5.048	5.145
98:27	4.683	4.727	4.790	4.862	4.942	5.030	5.124
Avg Life	7.727	5.722	4.109	3.087	2.410	1.939	1.603
Duration	6.075	4.645	3.457	2.676	2.139	1.755	1.471
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	10/18	10/18	10/18	10/18	10/18	10/18	9/10

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a  solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd

(C)

2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS		Cmoproj
Fixed Income Research	MALT0309E 30 year 5.0	12:13:01 pm December 12, 2003
cmoprol.614		Marina Tukhin mtukhin@sleddog
Page 2

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A1	124,840,846.00	4.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.5000	12/30/03	30 year	5.11	178.00	100.0PPC	98:24

Price	PPC 10.00	PPC 50.00	PPC 100.00	PPC 150.00	PPC 200.00	PPC 250.00	PPC 300.00
98:28	4.678	4.720	4.781	4.850	4.927	5.012	5.102
98:29	4.673	4.713	4.772	4.839	4.913	4.994	5.081
98:30	4.668	4.706	4.763	4.827	4.898	4.976	5.060
98:31	4.663	4.700	4.754	4.815	4.883	4.958	5.038
99:00	4.658	4.693	4.744	4.803	4.869	4.940	5.017
99:01	4.652	4.686	4.735	4.792	4.854	4.922	4.996
99:02	4.647	4.679	4.726	4.780	4.839	4.904	4.974
99:03	4.642	4.673	4.717	4.768	4.825	4.887	4.953
99:04	4.637	4.666	4.708	4.756	4.810	4.869	4.932
99:05	4.632	4.659	4.699	4.745	4.795	4.851	4.910
99:06	4.627	4.652	4.690	4.733	4.781	4.833	4.889
99:07	4.621	4.646	4.681	4.721	4.766	4.815	4.868
Avg Life	7.727	5.722	4.109	3.087	2.410	1.939	1.603
Duration	6.075	4.645	3.457	2.676	2.139	1.755	1.471
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	10/18	10/18	10/18	10/18	10/18	10/18	9/10

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a  solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd

(C)

2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS		Cmoproj
Fixed Income Research	MALT0309E 30 year 5.0	12:13:01 pm December 12, 2003
cmoprol.614		Marina Tukhin mtukhin@sleddog
Page 3

Cmoproj 12:13:01 pm December 12, 2003 Marina Tukhin mtukhin@sleddog Page

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A2	3,861,057.44	4.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.5000	12/30/03	30 year	5.11	178.00	100.OPPC	98:00

Price	PPC 10.00	PPC 50.00	PPC 100.00	PPC 150.00	PPC 200.00	PPC 250.00	PPC 300.00
97:16	4.909	5.021	5.186	5.375	5.583	5.811	6.056
97:17	4.903	5.015	5.177	5.362	5.568	5.793	6.034
97:18	4.898	5.008	5.168	5.350	5.553	5.774	6.012
97:19	4.893	5.001	5.158	5.338	5.538	5.756	5.990
97:20	4.887	4.994	5.149	5.326	5.523	5.738	5.968
97:21	4.882	4.987	5.140	5.314	5.508	5.719	5.946
97:22	4.877	4.980	5.130	5.302	5.493	5.701	5.924
97:23	4.872	4.973	5.121	5.290	5.478	5.683	5.902
97:24	4.866	4.966	5.112	5.278	5.463	5.664	5.881
97:25	4.861	4.959	5.103	5.266	5.448	5.646	5.859
97:26	4.856	4.952	5.093	5.254	5.433	5.628	5.837
97:27	4.851	4.945	5.084	5.242	5.418	5.609	5.815
97:28	4.845	4.939	5.075	5.230	5.403	5.591	5.793
97:29	4.840	4.932	5.065	5.218	5.388	5.573	5.771
97:30	4.835	4.925	5.056	5.206	5.373	5.554	5.750
97:31	4.830	4.918	5.047	5.194	5.358	5.536	5.728
98:00	4.824	4.911	5.038	5.182	5.343	5.518	5.706
98:01	4.819	4.904	5.028	5.170	5.328	5.500	5.684
98:02	4.814	4.897	5.019	5.158	5.313	5.481	5.663
98:03	4.809	4.890	5.010	5.146	5.298	5.463	5.641
Avg Life	7.727	5.722	4.109	3.087	2.410	1.939	1.603
Duration	6.051	4.621	3.435	2.657	2.124	1.742	1.461
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	10/18	10/18	10/18	10/18	10/18	10/18	9/10

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a  solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd

(C)

2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS		Cmoproj
Fixed Income Research	MALT0309E 30 year 5.0	12:13:01 pm December 12, 2003
cmoprol.614		Marina Tukhin mtukhin@sleddog
Page 4

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A2	3,861,057.44	4.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.5000	12/30/0330 year	5.11	178.00	100.0PPC	98:00

Price	PPC 10.00	PPC 50.00	PPC 100.00	PPC 150.00	PPC 200.00	PPC 250.00	PPC 300.00
98:04	4.803	4.884	5.001	5.134	5.283	5.445	5.619
98:05	4.798	4.877	4.991	5.123	5.268	5.427	5.598
98:06	4.793	4.870	4.982	5.111	5.253	5.409	5.576
98:07	4.788	4.863	4.973	5.099	5.238	5.391	5.554
98:08	4.782	4.856	4.964	5.087	5.223	5.372	5.533
98:09	4.777	4.849	4.955	5.075	5.208	5.354	5.511
98:10	4.772	4.842	4.945	5.063	5.194	5.336	5.489
98:11	4.767	4.836	4.936	5.051	5.179	5.318	5.468
98:12	4.761	4.829	4.927	5.039	5.164	5.300	5.446
98:13	4.756	4.822	4.918	5.027	5.149	5.282	5.425
98:14	4.751	4.815	4.909	5.016	5.134	5.264	5.403
98:15	4.746	4.808	4.900	5.004	5.119	5.246	5.381
Avg Life	7.727	5.722	4.109	3.087	2.410	1.939	1.603
Duration	6.051	4.621	3.435	2.657	2.124	1.742	1.461
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	10/18	10/18	10/18	10/18	10/18	10/18	9/10

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a  solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd

(C)

2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS		Cmoproj
Fixed Income Research	MALT0309F 30 year 7.1	12:13:35 pm December 12, 2003
cmoprol.614		Marina Tukhin mtukhin@sleddog
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
6A1	24,592,146.06	6.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	6.5000	12/30/03	30 year	7.01	178.00	100.OPPC	103:02

Senior Bond, 91.35 percent of deal

Price	PPC 10.00	PPC 50.00	PPC 100.00	PPC 150.00	PPC 200.00	PPC 250.00	PPC 300.00
102:18	6.071	5.886	5.604	5.262	4.868	4.468	4.049
102:19	6.065	5.879	5.594	5.249	4.851	4.446	4.023
102:20	6.060	5.872	5.584	5.235	4.833	4.425	3.997
102:21	6.055	5.865	5.574	5.222	4.816	4.403	3.971
102:22	6.049	5.858	5.564	5.209	4.798	4.382	3.946
102:23	6.044	5.851	5.554	5.195	4.781	4.360	3.920
102:24	6.039	5.844	5.545	5.182	4.764	4.339	3.894
102:25	6.034	5.837	5.535	5.168	4.746	4.317	3.869
102:26	6.028	5.829	5.525	5.155	4.729	4.296	3.843
102:27	6.023	5.822	5.515	5.142	4.711	4.274	3.817
102:28	6.018	5.815	5.505	5.128	4.694	4.253	3.792
102:29	6.013	5.808	5.495	5.115	4.677	4.232	3.766
102:30	6.007	5.801	5.485	5.102	4.659	4.210	3.741
102:31	6.002	5.794	5.475	5.088	4.642	4.189	3.715
103:00	5.997	5.787	5.465	5.075	4.625	4.167	3.689
103:01	5.992	5.780	5.455	5.062	4.607	4.146	3.664
103:02	5.986	5.773	5.445	5.048	4.590	4.125	3.638
Avg Life	7.902	5.491	3.669	2.582	1.915	1.521	1.252
Duration	5.757	4.263	3.049	2.264	1.743	1.414	1.182
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	10/18	10/18	10/18	10/18	7/10	8/08	8/07

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a  solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd

(C)

2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS		Cmoproj
Fixed Income Research	MALT0309F 30 year 7.1	12:13:35 pm December 12, 2003
cmoprol.614		Marina Tukhin mtukhin@sleddog
Page 2

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
6A1	24,592,146.06	6.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	6.5000	12/30/03	30 year	7.01	178.00	100.OPPC	103:02

Senior Bond, 91.35 percent of deal

Price	PPC 10.00	PPC 50.00	PPC 100.00	PPC 150.00	PPC 200.00	PPC 250.00	PPC 300.00
103:03	5.981	5.766	5.435	5.035	4.573	4.103	3.613
103:04	5.976	5.759	5.426	5.022	4.555	4.082	3.587
103:05	5.971	5.752	5.416	5.008	4.538	4.061	3.562
103:06	5.965	5.744	5.406	4.995	4.521	4.040	3.536
103:07	5.960	5.737	5.396	4.982	4.504	4.018	3.511
103:08	5.955	5.730	5.386	4.968	4.486	3.997	3.485
103:09	5.950	5.723	5.376	4.955	4.469	3.976	3.460
103:10	5.945	5.716	5.366	4.942	4.452	3.954	3.435
103:11	5.939	5.709	5.356	4.929	4.435	3.933	3.409
103:12	5.934	5.702	5.347	4.915	4.417	3.912	3.384
103:13	5.929	5.695	5.337	4.902	4.400	3.891	3.358
103:14	5.924	5.688	5.327	4.889	4.383	3.870	3.333
103:15	5.918	5.681	5.317	4.876	4.366	3.848	3.308
103:16	5.913	5.674	5.307	4.862	4.349	3.827	3.282
103:17	5.908	5.667	5.298	4.849	4.332	3.806	3.257
Avg Life	7.902	5.491	3.669	2.582	1.915	1.521	1.252
Duration	5.757	4.263	3.049	2.264	1.743	1.414	1.182
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	10/18	10/18	10/18	10/18	7/10	8/08	8/07

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a  solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd

(C)

2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS		Cmoproj
Fixed Income Research	MALT0309G 30 year 5.3	12:14: 08 pm December 12, 2003
cmoprol.614		Marina Tukhin mtukhin@sleddog
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
7A1	15,581,615.50	4.75000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.7500	12/30/03	30 year	5.47	246.35	100.OPPC	99:09

Senior Bond, 97.39 percent of deal

Price	PPC 10.00	PPC 50.00	PPC 100.00	PPC 150.00	PPC 200.00	PPC 250.00	PPC 300.00
98:25	4.915	4.972	5.058	5.156	5.267	5.391	5.524
98:26	4.911	4.966	5.049	5.144	5.251	5.370	5.499
98:27	4.907	4.960	5.040	5.131	5.234	5.349	5.473
98:28	4.903	4.954	5.030	5.119	5.218	5.329	5.448
98:29	4.899	4.948	5.021	5.106	5.201	5.308	5.423
98:30	4.895	4.942	5.012	5.094	5.185	5.287	5.397
98:31	4.891	4.936	5.003	5.081	5.169	5.267	5.372
99:00	4.886	4.930	4.994	5.069	5.152	5.246	5.347
99:01	4.882	4.923	4.985	5.056	5.136	5.225	5.321
99:02	4.878	4.917	4.976	5.044	5.120	5.205	5.296
99:03	4.874	4.911	4.967	5.031	5.103	5.184	5.271
99:04	4.870	4.905	4.958	5.019	5.087	5.163	5.246
99:05	4.866	4.899	4.949	5.006	5.071	5.143	5.220
99:06	4.862	4.893	4.940	4.994	5.054	5.122	5.195
99:07	4.858	4.887	4.931	4.981	5.038	5.102	5.170
99:08	4.854	4.881	4.922	4.969	5.022	5.081	5.145
99:09	4.850	4.875	4.913	4.956	5.006	5.060	5.120
Avg Life	10.711	6.716	4.214	2.918	2.159	1.671	1.346
Duration	7.677	5.177	3.478	2.524	1.928	1.526	1.246
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	4/25	4/25	4/25	4/25	4/25	10/11	3/09

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a  solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd

(C)

2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS		Cmoproj
Fixed Income Research	MALT0309G 30 year 5.3	12:14: 08 pm December 12, 2003
cmoprol.614		Marina Tukhin mtukhin@sleddog
Page 2

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
7A1	15,581,615.50	4.75000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.7500	12/30/03	30 year	5.47	246.35	100.OPPC	99:09

Senior Bond, 97.39 percent of deal

Price	PPC 10.00	PPC 50.00	PPC 100.00	PPC 150.00	PPC 200.00	PPC 250.00	PPC 300.00
99:10	4.846	4.869	4.904	4.944	4.989	5.040	5.094
99:11	4.841	4.863	4.895	4.932	4.973	5.019	5.069
99:12	4.837	4.857	4.886	4.919	4.957	4.999	5.044
99:13	4.833	4.851	4.877	4.907	4.941	4.978	5.019
99:14	4.829	4.845	4.868	4.894	4.924	4.958	4.994
99:15	4.825	4.839	4.859	4.882	4.908	4.937	4.969
99:16	4.821	4.833	4.850	4.870	4.892	4.917	4.944
99:17	4.817	4.827	4.841	4.857	4.876	4.897	4.919
99:18	4.813	4.821	4.832	4.845	4.860	4.876	4.894
99:19	4.809	4.814	4.823	4.833	4.843	4.856	4.869
99:20	4.805	4.808	4.814	4.820	4.827	4.835	4.844
99:21	4.801	4.802	4.805	4.808	4.811	4.815	4.819
99:22	4.797	4.796	4.796	4.796	4.795	4.794	4.794
99:23	4.793	4.790	4.787	4.783	4.779	4.774	4.769
99:24	4.789	4.784	4.778	4.771	4.763	4.754	4.744
Avg Life	10.711	6.716	4.214	2.918	2.159	1.671	1.346
Duration	7.677	5.177	3.478	2.524	1.928	1.526	1.246
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	4/25	4/25	4/25	4/25	4/25	10/11	3/09

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a  solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd

(C)

2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.